UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 4, 2011 (October 31, 2011)

    LIZ CLAIBORNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 354-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 2, 2011, Liz Claiborne, Inc. (the “Company”) entered into a fourth amendment (the “Fourth Amendment”) to its second amended and restated revolving credit agreement, dated as of May 6, 2010, among the Company, the guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and US Collateral Agent, J.P. Morgan Europe Limited, as European Administrative Agent and European Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Collateral Agent, Bank of America, N.A., as Syndication Agent, and Wells Fargo Capital Finance, LLC, SunTrust Bank and General Electric Capital Corporation, as Documentation Agents.

The Fourth Amendment, among other things, permits the JCPenney Transaction (as defined and described under Item 2.01 below) and allows the net proceeds from the JCPenney Transaction, together with the net proceeds from previously completed sales of the Company’s KENSIE, KENSIE GIRL, MAC & JAC and DANA BUCHMAN trademarks, to be used to prepay or repurchase the Company’s existing 5.0% Euro Notes due 2013, 6.0% Convertible Senior Notes due 2014 or 10.50% Senior Secured Notes due 2019, subject to certain tests and conditions.

The description above is a summary of the Fourth Amendment and is qualified in its entirety by the complete text of the Fourth Amendment itself.  The Company intends to file the Fourth Amendment as an exhibit to its next Annual Report on Form 10-K.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

(a) On October 31, 2011, the Company completed the previously announced sale of its global MEXX business to a new entity (“NewCo”) owned 81.25% by The Gores Group, LLC (“Gores”) and 18.75% by the Company, pursuant to the previously disclosed Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of September 1, 2011, by and among the Company and certain of its affiliates and certain Gores affiliates and the previously disclosed Merger Agreement (collectively with the Asset Purchase Agreement, the “Mexx Agreements”), dated as of September 1, 2011, by and among the Company and certain of its affiliates and certain Gores affiliates, in exchange for 18.75% of the common equity of NewCo and total cash consideration of $85.0 million (subject to working capital adjustments), which included the assumption of revolving credit facility debt.

Descriptions of the Mexx Agreements can be found in the Company’s Current Report on Form 8-K filed on September 6, 2011.  Such descriptions are summaries only and are qualified in their entirety by the full texts of the Mexx Agreements, copies of which are filed as Exhibits 2.1 and 2.2 to the Company’s Current Report on Form 8-K filed on September 6, 2011 and are incorporated by reference herein.  The Mexx Agreements have been filed as exhibits to provide investors and security holders with information regarding their respective terms.  They are not intended to provide any other factual information about the Company or any of its affiliates or businesses.  The representations, warranties, covenants and agreements contained in the Mexx Agreements were made only for the purposes of such agreements and as of specified dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Mexx Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders.  Investors and security holders are not third-party beneficiaries under the Mexx Agreements and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its affiliates or businesses.  Moreover, the assertions embodied in the representations and warranties contained in the Mexx Agreements are qualified by information in confidential disclosure letters that the parties have exchanged.  Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts of the Company or any of its affiliates or businesses.  Moreover, information concerning the subject matter of the representations and warranties may have changed after the date of the Mexx Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Company’s press release announcing the closing of the sale of its global MEXX business is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(b) On November 2, 2011, the Company completed the previously announced sale of its LIZ CLAIBORNE family of brands and MONET brand to J.C. Penney Corporation, Inc. (“JCPenney”).  The Company received total cash proceeds from the transaction (the “JCPenney Transaction”) of $287.5 million, which included an advance of $20.0 million in exchange for the Company’s agreement to develop exclusive brands for JCPenney.

The sale included the domestic and international trademark rights for LIZ CLAIBORNE, CLAIBORNE, LIZ, LIZ & CO., CONCEPTS BY CLAIBORNE, LC, ELISABETH, LIZGOLF, LIZSPORT, LIZ CLAIBORNE NEW YORK, LIZWEAR and trademark rights in the US and Puerto Rico for MONET.  The LIZ CLAIBORNE NEW YORK and LIZWEAR trademarks were licensed back royalty-free to the Company until July 2020.  Further, the Company serves as the exclusive supplier of jewelry to JCPenney for the LIZ CLAIBORNE and MONET brands.

Descriptions of the agreements pursuant to which the JCPenney Transaction was effected (the “JCPenney Agreements”) can be found in the Company’s Current Report on Form 8-K filed on October 12, 2011.  Such descriptions are summaries only and are qualified in their entirety by the full texts of the JCPenney Agreements.  The Company intends to file the JCPenney Agreements as exhibits to its next Annual Report on Form 10-K.

ITEM 7.01. REGULATION FD DISCLOSURE.

The Company’s press release announcing the closing of the JCPenney Transaction is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The information contained therein shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 (as amended) or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information

Unaudited pro forma financial information giving effect to the sale of the global MEXX business and the JCPenney Transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1

Merger Agreement, dated as of September 1, 2011, by and among Gores Malibu Holdings (Luxembourg) S.à r.l., EuCo B.V., the Company and Liz Claiborne Foreign Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 6, 2011).

2.2

Asset Purchase Agreement by and among Gores Malibu Holdings (Luxembourg) S.à r.l., Mexx Canada Company f/k/a 3256890 Nova Scotia Limited, Liz Claiborne, Inc. and Liz Claiborne Canada Inc., dated as of September 1, 2011 (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on September 6, 2011).

99.1	Unaudited Pro Forma Financial Information.
99.2	Press Release dated November 1, 2011.
99.3	Press Release dated November 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: November 4, 2011	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President – Chief Legal Officer,
General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description
2.1

Merger Agreement, dated as of September 1, 2011, by and among Gores Malibu Holdings (Luxembourg) S.à r.l., EuCo B.V., the Company and Liz Claiborne Foreign Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 6, 2011).

2.2

Asset Purchase Agreement by and among Gores Malibu Holdings (Luxembourg) S.à r.l., Mexx Canada Company f/k/a 3256890 Nova Scotia Limited, Liz Claiborne, Inc. and Liz Claiborne Canada Inc., dated as of September 1, 2011 (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on September 6, 2011).

99.1	Unaudited Pro Forma Financial Information.
99.2	Press Release dated November 1, 2011.
99.3	Press Release dated November 2, 2011.